UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2021

Azenta, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA 01824
(Address of principal executive offices and Zip Code)

(978) 262-2400

(Registrant’s telephone number, including area code)

Brooks Automation, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 1, 2021, Azenta, Inc. (the “Company”) changed its corporate name from “Brooks Automation, Inc.” to “Azenta, Inc.”, pursuant to a Certificate of Amendment to the Certificate of Incorporation of the Company, which was filed with the Secretary of State of the State of Delaware on November 30, 2021 and became effective on December 1, 2021 (the “Name Change”). The Company previously announced the proposed name change on November 16, 2021. Pursuant to Delaware law, the Company’s Board of Directors approved the Name Change and a separate stockholder vote was not necessary. The Name Change does not affect the rights of the Company’s stockholders.

The Company also amended and restated its bylaws on December 1, 2021 to reflect the Name Change.

In addition, the Company announced that its common stock will cease trading under the ticker symbol “BRKS” and begin trading under its new ticker symbol, “AZTA”, on the Nasdaq Global Select Market at the open of market trading on December 1, 2021. Outstanding certificates for shares of the Company’s common stock will continue to be valid and need not be exchanged.

Copies of the Company’s Certificate of Amendment to the Certificate of Incorporation and the Company’s Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws do not reflect any changes other than the Name Change.

Item 8.01. Other Events

On December 1, 2021, the Company issued a press release announcing the Name Change and the change in its stock ticker symbol. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of Brooks Automation, Inc., effective as of December 1, 2021.
3.2	Amended and Restated Bylaws of Azenta, Inc., effective as of December 1, 2021.
99.1	Press Release dated December, 2021, issued by Azenta, Inc.
104	Cover Page Interactive Data File (embedded within the iXBRL (Inline eXtensible Business Reporting Language) document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

Date: December 1, 2021	By:	/s/ Jason W. Joseph
Name: Jason W. Joseph Title: Senior Vice President, General Counsel and Secretary